The Diplomat Fund (the “Fund”)

(Ticker Symbol: EMWIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated August 21, 2025 to the currently effective

Prospectus and Statement of Additional Information (“SAI”).

Effective August 21, 2025, (i) the Fund’s principal investment strategies will be changed as set forth below, and (ii) Richard Campagna will replace Niall MacGillivray and Graham Dick as the portfolio manager of the Fund, and Messrs. MacGillivray and Dick will no longer serve as portfolio managers of the Fund. Accordingly, the Fund’s Prospectus and SAI are updated as follows:

The “SUMMARY SECTION – Principal Investment Strategies” section on pages 2-3 of the Prospectus is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Generally, the Fund is managed consistent with the output of a proprietary quantitative model (the “Model”), which consists of a combination of macroeconomic, valuation, and technical factors. The Model attempts to predict the direction and extent of U.S. interest rate movements across different maturities and over varying timeframes. Implementation of the Model’s forecasts is subject to the discretion of Embassy Asset Management LP, the Fund’s investment advisor (the “Advisor”).

Under normal circumstances, the Fund pursues its investment objective by investing primarily in debt securities of the U.S. government (the “Core Portfolio”) and interest rate futures contracts related to debt securities (“Interest Rate Futures”). The maturity and duration of both the Core Portfolio and the Interest Rate Futures may vary depending on market conditions, Model output and other relevant factors. Duration is a measure of the sensitivity of a fixed income security’s price to a change in interest rates.

The Core Portfolio generally consists of U.S. Treasury notes and bonds with maturities of between two and 10 years. The average maturity, duration and other characteristics of the Core Portfolio is informed by the Model output and adjusted at the Advisor’s discretion.

Prices of fixed income securities generally move in the opposite direction of interest rates. Based on the Model’s output (i.e., its predicted interest rate moves), the Advisor uses Interest Rate Futures of varying maturities and timeframes to increase or decrease the Fund’s duration to a target level of duration consistent with the Model’s output. For example, if the Model predicts higher interest rates, the Fund will sell Interest Rate Futures on the appropriate futures exchange to decrease the Fund’s duration to a level that is in line with the new Model target. In addition, the Advisor may adjust the duration of the Core Portfolio based on the Model’s output.

The Model may be changed without notice by the Advisor. The Advisor retains discretion over the final implementation of the Fund’s strategy, including the Fund’s adjusted duration, positioning and other characteristics. These may differ from the Model’s output.

The Fund employs limit orders on its positions in Interest Rate Futures to reduce downside volatility. A “limit order” is an order placed with a broker to buy or sell a prescribed number of bonds, contracts or shares at a specified price or better and is used to help control the Fund’s portfolio exposures and trading costs. The Advisor establishes and implements limits at which the Interest Rate Futures positions will be unwound. If these limits are exceeded, the Fund exits the Interest Rate Futures positions. New Interest Rate Futures positions will then be established based on the Model’s subsequent output.

Because much of the trading within the Fund is in futures markets, the Fund maintains an appropriate cash balance surplus to meet margin and exchange requirements. The cash portfolio is invested on a short-term, highly liquid, basis so that the Fund may meet margin calls on the Interest Rate Futures positions. These investments may include shorter term U.S. Government securities, short-term debt securities, money market instruments, cash and other cash equivalents.

The Fund may trade securities actively and this may lead to high portfolio turnover.

The Advisor may sell all or a portion of a position of the Fund’s portfolio holdings when, in the Advisor’s opinion, one or more of the following occurs, among other reasons: (1) the Fund’s portfolio requires rebalancing; (2) the Advisor identifies a more attractive investment opportunity; or (3) the Fund requires cash to meet redemption requests or other obligations.

In the “SUMMARY SECTION – Principal Risks of Investing” section of the Prospectus, “Model Risk” on page 4 is deleted in its entirety and replaced with the following:

● Model Risk: Like all quantitative strategies, the Model carries a risk that it might contain design flaws, be based on one or more incorrect assumptions, or rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the Model. No assurance can be given that the Fund will be successful under all or any market conditions.

The “SUMMARY SECTION – Portfolio Managers” section on page 6 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager

Richard Campagna is primarily responsible for the day-to-day management of the Fund’s portfolio, and has served as the Fund’s portfolio manager since August 21, 2025. Mr. Campagna began consulting for the Advisor in March 2025 and joined the Advisor full-time as a Managing Director on August 1, 2025.

The “MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS – Principal Investment Strategies” section on pages 8-9 of the Prospectus is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Generally, the Fund is managed consistent with the output of the Model, which consists of a combination of macroeconomic, valuation, and technical factors. The Model attempts to predict the direction and extent of U.S. interest rate movements across different maturities and over varying timeframes. Implementation of the Model’s forecasts is subject to the discretion of the Advisor.

Under normal circumstances, the Fund pursues its investment objective by investing primarily in the Core Portfolio and Interest Rate Futures. The maturity and duration of both the Core Portfolio and the Interest Rate Futures may vary depending on market conditions, Model output and other relevant factors. Duration is a measure of the sensitivity of a fixed income security’s price to a change in interest rates.

The Core Portfolio generally consists of U.S. Treasury notes and bonds with maturities of between two and 10 years. The average maturity, duration and other characteristics of the Core Portfolio is informed by the Model output and adjusted at the Advisor’s discretion.

Prices of fixed income securities generally move in the opposite direction of interest rates. Based on the Model’s output (i.e., its predicted interest rate moves), the Advisor uses Interest Rate Futures of varying maturities and timeframes to increase or decrease the Fund’s duration to a target level of duration consistent with the Model’s output. For example, if the Model predicts higher interest rates, the Fund will sell Interest Rate Futures on the appropriate futures exchange to decrease the Fund’s duration to a level that is in line with the new Model target. In addition, the Advisor may adjust the duration of the Core Portfolio based on the Model’s output.

The Model may be changed without notice by the Advisor. The Advisor retains discretion over the final implementation of the Fund’s strategy, including the Fund’s adjusted duration, positioning and other characteristics. These may differ from the Model’s output.

The Fund employs limit orders on its positions in Interest Rate Futures to reduce downside volatility. A “limit order” is an order placed with a broker to buy or sell a prescribed number of bonds, contracts or shares at a specified price or better and is used to help control the Fund’s portfolio exposures and trading costs. The Advisor establishes and implements limits at which the Interest Rate Futures positions will be unwound. If these limits are exceeded, the Fund exits the Interest Rate Futures positions. New Interest Rate Futures positions will then be established based on the Model’s subsequent output.

Because much of the trading within the Fund is in futures markets, the Fund maintains an appropriate cash balance surplus to meet margin and exchange requirements. The cash portfolio is invested on a short-term, highly liquid, basis so that the Fund may meet margin calls on the Interest Rate Futures positions. These investments may include shorter term U.S. Government securities, short-term debt securities, money market instruments, cash and other cash equivalents.

The Fund may trade securities actively and this may lead to high portfolio turnover.

The Advisor may sell all or a portion of a position of the Fund’s portfolio holdings when, in the Advisor’s opinion, one or more of the following occurs, among other reasons: (1) the Fund’s portfolio requires rebalancing; (2) the Advisor identifies a more attractive investment opportunity; or (3) the Fund requires cash to meet redemption requests or other obligations.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

In the “MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS – Principal Risks of Investing” section of the Prospectus, “Model Risk” on page 12 is deleted in its entirety and replaced with the following:

● Model Risk: Like all quantitative strategies, the Model carries a risk that it might contain design flaws, be based on one or more incorrect assumptions, or rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the Model. In addition, issues in the construction and implementation of the models, including software or hardware malfunction, power loss, software bugs, malicious code, viruses, system crashes, and other technological failures or various other events or circumstances may adversely impact the Fund. No assurance can be given that the Fund will be successful under all or any market conditions.

The “MANAGEMENT OF THE FUND – Portfolio Managers” section on page 14 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager

Richard Campagna is primarily responsible for the day-to-day management of the Fund’s portfolio, and has served as the Fund’s portfolio manager since August 21, 2025.

Mr. Campagna began consulting for the Advisor in March 2025 and joined the Advisor full-time as a Managing Director on August 1, 2025. Previously, he founded and served as CEO of MRC Wealth Management, LLC, a registered investment advisor, from 2020 to 2024, where he managed hedged equity strategies for high-net-worth investors. From 2018 to 2020, he was Director of Investment Management Services and Head of the Western U.S. at Emerge Capital Management. Mr. Campagna served as CEO and CIO of 300 North Capital, LLC from 2005 to 2018, leading a billion-dollar asset management firm while managing several traditional and alternative investment products. From 2001 to 2005, Mr. Campagna was Head of Research and Portfolio Manager at Shaker Investments, LLC, where he managed long-short and micro-cap products, and co-managed a $600 million small/mid-cap growth product. Earlier roles included Senior Analyst at Manning & Napier Advisors, Inc. from 1996 to 2001, managing equity and fixed income assets; and Principal at McKinley Capital Partners, Ltd. from 1994 to 1996, managing international investments for a hedge fund and expanding into emerging markets. Mr. Campagna began his career as a Financial Analyst at Morgan Stanley & Co., Inc. from 1989 to 1992. He holds the Chartered Financial Analyst (CFA) designation and has over 35 years of experience in investment management, risk mitigation, portfolio strategy, and capital raising across traditional and alternative asset classes. Mr. Campagna earned an MBA with Honors from Harvard Graduate School of Business Administration, with an emphasis on Finance, and a Bachelor of Science, cum laude, in Biological Sciences and Economics from Duke University.

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund securities.

The “MANAGEMENT OF THE FUND – Portfolio Managers” section on page B-27 and B-28 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Manager

Other Accounts Managed by the Portfolio Manager. As of August 21, 2025, information on other accounts managed by the Fund’s portfolio manager is as follows.

Richard Campagna
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($)	Number of Accounts	Total Assets ($)
Registered Investment Companies	0	$0	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. Mr. Campagna is an employee of Embassy Asset Management LP, the Fund’s Advisor. He is compensated through a base salary and additional variable compensation based on the growth of the Fund.

Ownership of the Fund by the Portfolio Manager. As of August 21, 2025, the portfolio manager did not own any shares of the Fund.

Please retain this Supplement for future reference.